Exhibit 99.1

Inseego Reports First Quarter 2021 Financial Results
5G and SaaS revenues up 120% year-over-year on a combined basis
T-Mobile certifies three Inseego Wavemaker™ enterprise 5G fixed wireless access products
Generated first enterprise 5G product revenue in North America, Europe, and Australia
SAN DIEGO—May 5, 2021—Inseego Corp. (Nasdaq: INSG) (the “Company”), a leader in 5G and intelligent IoT device-to-cloud solutions, today reported its results for the first quarter ended March 31, 2021. The Company reported first quarter net revenue of $57.6 million, GAAP operating loss of $16.2 million, GAAP net loss of $17.0 million, GAAP net loss of $0.18 per share, negative adjusted EBITDA of $0.9 million, and non-GAAP net loss of $0.08 per share. Cash and cash equivalents at quarter end was $59.6 million, including cash and cash equivalents classified as held-for-sale.
“Inseego’s transformation into a pure-play 5G solution company continues at a rapid pace, as evidenced by both significant year-over-year growth in our 5G and SaaS revenue and the improving gross margin as a result of this growth. We launched multiple new enterprise 5G products in North America, EMEA and Asia-Pacific, and we achieved a major milestone with T-Mobile certifications of these new indoor and outdoor 5G fixed wireless products,” said Inseego Chairman and CEO Dan Mondor. “We are seeing tremendous traction with our industry-leading 5G product portfolio and Inseego Manage SaaS solutions across global markets. Inseego has made a remarkable transformation over the last couple of years and the company is better positioned than ever on almost every possible measure.”
Corporate Highlights
–Q1 revenue of $57.6 million, up 1.3% year-over-year
–Cash balance of $59.6 million, including cash classified as held-for-sale, with zero bank debt
–Non-GAAP Q1 gross margin was 35.7%, up 4.2% year-over-year
–Appointed new interim Chief Financial Officer Bob Barbieri
IoT & Mobile Solutions
–Q1 revenue of $43.0 million, up 1.3% year-over-year
–Non-GAAP gross margin up 5.6% year-over-year
–Combined 5G and SaaS revenue now 44% of overall revenue, double the level of Q1 2020
–Launched enterprise 5G solutions in multiple regions with leading distributors: Ingram Micro, Scansource, and Synnex in North America; Solid State Supplies and Sphinx in Europe; and Powertec in Australia
–Launched MiFi® 8000 in Canada with Rogers and Fido
–Achieved certification for three Wavemaker 5G fixed wireless access products for sale to T-Mobile enterprise customers
–Inseego Connect cloud solution now available to AT&T MiFi 8000 enterprise customers
–Secured a new 5G operator customer, Sunrise Switzerland; commercial launch planned for early June 2021
–Achieved 11.5% quarter-over-quarter growth of Inseego Manage cloud subscriptions

Enterprise SaaS Solutions
–Q1 revenue of $14.6 million, up 1.5% year-over-year
–On track to divest Ctrack South Africa operations by the end of the second quarter 2021, subject to regulatory approval and other closing conditions

“The improvement in our margins during the first quarter is reflects our focus on driving 5G growth coupled with an increase in our software business,” said Inseego interim CFO Bob Barbieri. “The investments we’ve made in our 5G portfolio continue to expand and diversify our customer base as well as further improve our margins.”

Conference Call Information

Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

Online, visit http://investor.inseego.com

Phone-only participants can pre-register by navigating to https://dpregister.com/sreg/10152934/e3c52d3226

Those without internet access or unable to pre-register may dial-in by calling:

In the United States, call 1-844-763-8274

International parties can access the call at 1-412-717-9224

An audio replay of the conference call will be available beginning one hour after the call through May 19, 2021. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10152934 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is an industry leader in smart device-to-cloud solutions that extend the 5G network edge, enabling broader 5G coverage, multi-gigabit data speeds, low latency and strong security to deliver highly reliable internet access. Our innovative mobile broadband, fixed wireless access (FWA) solutions, and software platform incorporate the most advanced technologies (including 5G, 4G LTE, Wi-Fi 6 and others) into a wide range of products that provide robust connectivity indoors, outdoors and in the harshest industrial environments. Designed and developed in the USA, Inseego products and SaaS solutions build on the company’s patented technologies to provide the highest quality wireless connectivity for service providers, enterprises, and government entities worldwide. www.inseego.com #Putting5GtoWork

©2021. Inseego Corp. All rights reserved. The Inseego name and logo, MiFi and Inseego Wavemaker are registered trademarks and trademarks of Inseego Corp. Other company, product or service names mentioned herein are the trademarks of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the timing of and our ability to complete the divestiture of our Ctrack South Africa business operations, and the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures (including the expected divestiture of Inseego’s Ctrack business operations in South Africa), strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation; and (15) the global semiconductor shortage and any related price increases or supply chain disruptions, and (16) the potential impact of COVID-19 on the business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s convertible senior notes, fair value adjustments on derivative instruments, loss on debt conversion and extinguishment relating to convertible senior notes, and transaction costs in connection with Ctrack South Africa divestiture. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes, and foreign currency transaction gains and losses.

Adjusted EBITDA, non-GAAP net loss, non-GAAP net loss per share and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider each to be an important supplemental measure of our performance.

Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.

The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of these non-GAAP financial measures also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Net revenues:
IoT & Mobile Solutions	$42,959	$42,415
Enterprise SaaS Solutions	14,638	14,425
Total net revenues	57,597	56,840
Cost of net revenues:
IoT & Mobile Solutions	33,442	34,039
Enterprise SaaS Solutions	5,682	5,574
Total cost of net revenues	39,124	39,613
Gross profit	18,473	17,227
Operating costs and expenses:
Research and development	14,555	8,224
Sales and marketing	11,004	8,755
General and administrative	8,644	7,162
Amortization of purchased intangible assets	466	826
Total operating costs and expenses	34,669	24,967
Operating loss	(16,196)	(7,740)
Other income (expense):
Loss on debt conversion and extinguishment, net	(432)	—
Interest expense, net	(1,845)	(3,380)
Other income, net	1,735	978
Loss before income taxes	(16,738)	(10,142)
Income tax provision (benefit)	221	91
Net loss	(16,959)	(10,233)
Less: Net income attributable to noncontrolling interests	(214)	(32)
Net loss attributable to Inseego Corp.	(17,173)	(18,198)
Series E preferred stock dividends	(867)	(392)
Net loss attributable to common stockholders	$(18,040)	$(18,590)
Per share data:
Net loss per common share:
Basic and diluted	$(0.18)	$(0.20)
Weighted-average shares used in computation of net loss per common share:
Basic and diluted	101,370,433	90,874,347

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$54,030	$40,015
Accounts receivable, net	22,822	29,940
Inventories	35,535	33,952
Assets held for sale[1]	41,696	—
Prepaid expenses and other	8,333	10,201
Total current assets	162,416	114,108
Property, plant and equipment, net	9,417	13,699
Rental assets, net	4,245	6,109
Intangible assets, net	44,967	51,487
Goodwill	21,441	32,511
Right-of-use assets, net	8,517	9,092
Other assets	386	388
Total assets	$251,389	$227,394
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$45,906	$52,339
Accrued expenses and other current liabilities	28,744	23,373
Liabilities related to assets held for sale[1]	10,062	—
Total current liabilities	84,712	75,712
Long-term liabilities:
2025 Notes, net	158,620	165,147
Deferred tax liabilities, net	823	4,505
Other long-term liabilities	8,697	9,929
Total liabilities	252,852	255,293
Stockholders’ deficit:
Preferred stock	—	—
Common stock	103	99
Additional paid-in capital	757,352	711,487
Accumulated other comprehensive loss	(8,704)	(6,972)
Accumulated deficit	(750,221)	(732,422)
Total stockholders’ deficit attributable to Inseego Corp.	(1,470)	(27,808)
Noncontrolling interests	7	(91)
Total stockholders’ deficit	(1,463)	(27,899)
Total liabilities and stockholders’ deficit	$251,389	$227,394
1 Assets and liabilities held for sale relate to the expected sale of our Ctrack South Africa operations.

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(16,959)	$(18,166)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	6,230	4,500
Provision for bad debts, net of recoveries	101	15
Provision for excess and obsolete inventory	(173)	33
Share-based compensation expense	9,098	1,553
Amortization of debt discount and debt issuance costs	374	1,697
Fair value adjustment on derivative instrument	(1,951)	—
Loss on debt conversion and extinguishment, net	432	7,933
Deferred income taxes	326	2
Other	619	(514)
Changes in assets and liabilities:
Accounts receivable	2,668	(8,590)
Inventories	(5,414)	8,876
Prepaid expenses and other assets	1,198	(983)
Accounts payable	(1,937)	1,921
Accrued expenses, income taxes, and other	6,361	2,051
Net cash provided by operating activities	973	328
Cash flows from investing activities:
Acquisition of noncontrolling interest	(116)	—
Purchases of property, plant and equipment	(1,324)	(567)
Proceeds from the sale of property, plant and equipment	21	163
Additions to capitalized software development costs and purchases of intangible assets	(7,977)	(4,453)
Net cash used in investing activities	(9,396)	(4,857)
Cash flows from financing activities:
Gross proceeds received from issuance of Series E preferred stock	—	25,000
Proceeds from the exercise of warrants to purchase common stock	—	1,861
Net borrowing of bank and overdraft facilities	263	134
Principal payments under finance lease obligations	(1,237)	(657)
Proceeds from a public offering, net of issuance costs	29,428	—
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	1,093	(24)
Net cash provided by financing activities	29,547	26,314
Effect of exchange rates on cash	(1,589)	(3,318)
Net increase in cash, cash equivalents and restricted cash	19,535	18,467
Cash, cash equivalents and restricted cash, beginning of period	40,015	12,074
Cash, and cash equivalents, end of period	$59,550	$30,541

INSEEGO CORP.
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31, 2021
	Net Loss	Net Loss Per Share
GAAP net loss	$(16,959)	$(0.17)
Adjustments:
Share-based compensation expense(a)	9,098	0.07
Purchased intangibles amortization(b)	952	0.01
Debt discount and issuance costs amortization (c)	374	0.01
Fair value adjustment on derivative instrument (d)	(1,951)	(0.02)
Loss on debt conversion and extinguishment (e)	432	0.01
Transaction costs relating to Ctrack South Africa divestiture (f)	366	0.01
Non-GAAP net loss	$(7,688)	$(0.08)
(a)     Includes share-based compensation expense recorded under ASC Topic 718.
(b)    Includes amortization of intangible assets purchased through acquisitions.
(c)    Includes the debt discount and issuance costs amortization related to the 2025 Notes.
(d)    Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument.
(e)    Includes the loss on debt conversion and extinguishment of the 2025 Notes.
(f) Includes transaction costs incurred in connection with Ctrack South Africa divestiture. .

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended March 31, 2021
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Non-GAAP
Cost of net revenues	$39,124	$1,578	$486	$37,060
Operating costs and expenses:
Research and development	14,555	3,227	—	11,328
Sales and marketing	11,004	1,988	—	9,016
General and administrative	8,644	2,304	—	6,340
Amortization of purchased intangible assets	466	—	466	—
Total operating costs and expenses	$34,669	$7,519	$466	$26,684
Total		$9,097	$952
(a)    Includes share-based compensation expense recorded under ASC Topic 718.
(b)    Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

Three Months Ended March 31, 2021
Loss before income taxes	$(16,738)
Depreciation and amortization(a)	6,230
Share-based compensation expense(b)	9,098
Loss on debt conversion and extinguishment (c)	432
Interest expense, net(d)	1,845
Other income, net(e)	(1,735)
Adjusted EBITDA	$(868)
(a)    Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.
(b)    Includes share-based compensation expense recorded under ASC Topic 718.
(c)    Includes the loss on debt conversion of the 2025 Notes.
(d)     Includes debt discount and issuance costs amortization related to the 2025 Notes.
(e) Includes the fair value adjustment related to the Company’s interest make-whole derivative instrument, as well as transaction costs incurred in connection with the Ctrack South Africa divestiture, and foreign currency transaction gains and losses.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
IoT & Mobile Solutions (a)	$42,959	$72,098	$77,342	$69,314	$42,415
Enterprise SaaS Solutions	14,638	13,965	12,898	11,375	14,425
Total net revenues	$57,597	$86,063	$90,240	$80,689	$56,840

(a)    Effective in the third quarter ended on September 30, 2020, IoT & Mobile Solutions now includes the Company’s Device Management System revenue stream, rebranded as Inseego Subscribe™, and all prior period balances have been reclassified from Enterprise SaaS Solutions.